Execution Version

EQUITY PLEDGE AGREEMENT
THIS EQUITY PLEDGE AGREEMENT, dated as of May 13, 2015 (as amended, restated, extended, supplemented or otherwise modified, renewed or replaced in writing from time to time, the “Pledge Agreement”), is entered into by and between WWE Studios Finance Holding Corp., a Delaware corporation (“Holdings”), WWE Studios Finance Corp., a Delaware corporation (the “Borrower”), and each Additional Pledgor that may become a party hereto after the date hereof in accordance with Section 25 hereof (each of Holdings, the Borrower and any such Additional Pledgor, being a “Pledgor” and, collectively, the “Pledgors”), and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”) for the Secured Parties under the Credit Agreement defined below.
RECITALS:
WHEREAS, pursuant to that certain Credit, Security and Guaranty Agreement, dated as of May 13, 2015 (as amended, restated, extended, supplemented or otherwise modified, renewed or replaced in writing from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement), by and among the Borrower, the Guarantors party thereto, the lenders party thereto as Lenders, the Administrative Agent and Bank of America, N.A. as L/C Issuer, certain extensions of credit and other financial accommodations will be made by the Lenders to or for the benefit of the Credit Parties, and certain Additional Pledgors may become Guarantors of the Obligations;
WHEREAS, Holdings is the legal and beneficial owner of 100% of the Pledged Borrower Securities, and each other Pledgor is the legal and beneficial owner of 100% of the Pledged Subsidiary Securities of each of its respective Pledged Subsidiaries (as defined herein), in each case, as described on Schedule 1 hereto (as such schedule may be updated from time to time by written notice to the Administrative Agent or pursuant to Section 25 hereof) (the Pledged Borrower Securities and the Pledged Subsidiary Securities are collectively referred to herein as the “Pledged Equity Interests”); and
WHEREAS, each Pledgor is willing to pledge the respective Pledged Equity Interests owned by it to the Administrative Agent, for the benefit of the Secured Parties, as security for the Obligations.
NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgors and the Administrative Agent hereby agree as follows:
SECTION 1.    Pledge; Delivery of Pledged Collateral. Each Pledgor, as security for the due and punctual payment in full of the Obligations (including interest accruing on and after the filing of any petition in bankruptcy or of reorganization of the Borrower whether or not post filing interest is allowed in such proceeding), hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto the Administrative Agent (for the benefit of itself and the other Secured Parties), a security interest in (i) all Pledged Equity Interests now owned or hereafter acquired by such Pledgor, and all options and warrants for the purchase of the Pledged Equity Interests now or hereafter held in the name of the Pledgor, (ii) any certificates representing such Pledged Equity Interests, and (iii) all dividends, cash, warrants, rights, options, instruments, investment property and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Equity Interests (collectively, the “Pledged Collateral”); provided, that the Pledged Collateral shall not include any Permitted Dividends or other amounts received by Holdings that are permitted pursuant to terms of the Credit Agreement (such amounts being “Permitted Payments”). On the Closing Date, if any of the Pledged Equity Interests identified on Schedule 1 hereto as of such date are certificated, the applicable Pledgor shall deliver to the Administrative Agent the definitive instruments (if any) representing such Pledged Equity Interests with an appropriate undated stock power duly executed in blank that is substantially in the form of Exhibit A annexed hereto.

SECTION 2.    Registration in Nominee Name; Denominations. At such time as an Event of Default shall have occurred and be continuing, the Administrative Agent may, following written notice from the Administrative Agent to the Pledgors, transfer or register the Pledged Collateral or any part thereof into its or its nominee’s name. In addition, at such time as an Event of Default shall have occurred and be continuing, the Administrative Agent may exchange any certificates or instruments representing or evidencing the Pledged Equity Interests for certificates or instruments of smaller or larger denominations.
SECTION 3.    Pledged Collateral Adjustments. If, during the term of this Pledge Agreement:
(a)    any stock dividend, reclassification, readjustment or other change is declared or made in the capital structure of the issuer of any Pledged Equity Interests (each, an “Issuer” and, collectively, the “Issuers”), or any option included within the Pledged Collateral is exercised, or both, or
(b)    any subscription warrants or any other rights or options shall be issued in connection with the Pledged Collateral, then the definitive instruments (if any) representing any new, substituted and additional membership interests, certificates, shares, warrants, rights, options, investment property or other securities issued by reason of any of the foregoing, shall be promptly delivered to and held by the Administrative Agent under the terms of this Pledge Agreement and shall constitute Pledged Collateral hereunder; provided, however, that nothing contained in this Section 3 shall be deemed to permit any distribution or dividend (other than Permitted Payments), issuance of additional membership interests or stock, warrants, rights or options, reclassification, readjustment or other change in the capital structure of any Issuer which is not expressly permitted by the Credit Agreement.

SECTION 4.    Representations and Warranties. Each Pledgor represents and warrants as follows:
(a)    Such Pledgor is the legal and beneficial owner of 100% of the Pledged Equity Interests of the applicable Issuer;
(b)    The Pledged Collateral pledged or assigned by it hereunder is free and clear of any Lien, other than those created pursuant to this Pledge Agreement and non-consensual Liens constituting Permitted Encumbrances that are junior in priority to the Liens created hereunder;
(c)    Such Pledgor (i) has not registered such Pledged Collateral in the name of any other Person, (ii) has not consented to any agreement purporting to grant voting control over any Issuer that constitutes a Credit Party to any other Person, (iii) has not delivered such Pledged Collateral to any other Person, and (iv) has not otherwise granted “control” (as such term is used in Section 8-106 of the UCC) of such Pledged Collateral to any other Person;
(d)    The Pledged Equity Interests pledged by such Pledgor hereunder have been duly authorized and validly issued and (if such Pledged Equity Interests constitute capital stock) are fully paid and non-assessable;
(e)    Such Pledgor has the right and requisite authority to enter into this Pledge Agreement and to perform each and all of its obligations herein and this Pledge Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable against such Pledgor in accordance with its terms, subject, as to the enforcement of remedies, to applicable Debtor Relief Laws and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);
(f)    Such Pledgor has the power to grant the security interest in the Pledged Collateral granted by it hereunder to the Administrative Agent in accordance with the terms of Section 1 and has taken all necessary limited liability company or other organizational action to authorize the granting of that security interest;
(g)    Such Pledgor’s name as it appears in official filings in the jurisdiction of its organization, type of organization (i.e. corporation, limited liability company, etc.), jurisdiction of organization, principal place of business, chief executive office and organization number provided by the applicable Governmental Authority of its jurisdiction of organization are set forth on Schedule 2 annexed hereto (as such schedule may be updated from time to time by written notice to the Administrative Agent or pursuant to Section 25 hereof);
(h)    Such Pledgor has not, preceding the date hereof, had a different name from the name of such Pledgor listed on the signature pages hereof or the applicable counterpart delivered pursuant to Section 25 hereof, except the names (if any) set forth on Schedule 3 annexed hereto (as such schedule may be updated from time to time by written notice to the Administrative Agent or pursuant to Section 25 hereof);
(i)    No authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required either (i) for the pledge of the Pledged Collateral pursuant to this Pledge Agreement or for the execution, delivery or performance of this Pledge Agreement by such Pledgor (except for the filing of financing statements contemplated pursuant to Section 4(m) hereof) or (ii) for the exercise by the Administrative Agent of the voting or other rights provided for in this Pledge Agreement or the remedies in respect of the Pledged Collateral pursuant to this Pledge Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally);
(j)    Except as set forth on Schedule 4(j) hereto (as such schedule may be updated from time to time by written notice to the Administrative Agent or pursuant to Section 25 hereof), there are no restrictions upon the voting rights associated with, or upon the transfer of, any of the Pledged Collateral other than as a result of this Pledge Agreement or applicable Law, including any securities Laws and the regulations promulgated thereunder;
(k)    None of the Pledged Collateral has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject, and the pledge of the Pledged Collateral does not violate (i) the Organization Documents of the applicable Issuer, or any indenture, mortgage, bank loan or credit agreement to which such Issuer is a party or by which any of its properties or assets may be bound; or (ii) any restriction on such transfer or encumbrance of such Pledged Collateral;
(l)    Except as set forth on Schedule 4(l) (as such schedule may be updated from time to time by written notice to the Administrative Agent or pursuant to Section 25 hereof), there are no (i) outstanding rights, warrants, options, conversion or similar rights currently outstanding with respect to, and no agreements to purchase or otherwise acquire, any shares of the capital stock or other Equity Interests of any Issuer, or (ii) securities or obligations of any kind convertible into any shares of the capital stock or other Equity Interests of any Issuer;
(m)    Such Pledgor authorizes the Administrative Agent to file financing statements pursuant to the UCC as the Administrative Agent may reasonably deem necessary in order to perfect, and maintain the perfection of, the security interest granted hereby;
(n)    Upon the filing of financing statements pursuant to Section 4(m) hereof, and upon delivery to the Administrative Agent of the definitive instruments representing all certificated Pledged Equity Interests accompanied by undated stock powers substantially in the form of Exhibit A annexed hereto, duly endorsed or executed in blank by the appropriate Pledgor, the pledge of the Pledged Collateral pursuant to this Pledge Agreement will create a valid and perfected first priority security interest and Lien in the Pledged

Collateral, in favor of the Administrative Agent for the benefit of the Administrative Agent and the Secured Parties, securing the payment of the Obligations; and
(o)    As of the Closing Date, such Pledgor has no obligation to make further capital contributions or make any other payments to the applicable Issuer with respect to the applicable Pledged Equity Interests.
SECTION 5.    Covenants.
(a)    Without the prior written consent of the Administrative Agent, each Pledgor will not sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to the Pledged Collateral (other than the Liens granted in favor of the Administrative Agent, for the benefit of the Secured Parties, pursuant to this Pledge Agreement);
(b)    Each Pledgor agrees that it will not change its name as it appears in official filings in its jurisdiction of organization, its entity type, its jurisdiction of organization or its organizational identification number without in each case giving the Administrative Agent prior written notice of such change;
(c)    Each Pledgor shall promptly undertake to deliver or cause to be delivered to the Administrative Agent from time to time such other documentation, consents, authorizations and approvals in form and substance reasonably satisfactory to the Administrative Agent, as the Administrative Agent shall deem reasonably necessary or advisable to perfect or maintain the security interest of the Administrative Agent in the Pledged Collateral, for the benefit of itself and the other Secured Parties;
(d)    Without the prior written consent of the Administrative Agent, each Pledgor will not (i) register the Pledged Collateral pledged by it hereunder in the name of any Person other than such Pledgor or (after an Event of Default shall have occurred and be continuing) the Administrative Agent, (ii) with respect to any Issuer that constitutes a Credit Party, consent to any agreement between the applicable Issuer and any Person other than the Administrative Agent in which such other Person is granted voting control of such Issuer, (iii) deliver such Pledged Collateral or any related power or endorsement to any Person other than the Administrative Agent or (iv) otherwise grant “control” (as such term is used in Section 8-106 of the UCC) of such Pledged Collateral to any Person other than the Administrative Agent; provided, however, that such Pledgor shall, at the reasonable request and direction of the Administrative Agent at any time, promptly take any or all of such actions as set forth in clauses (iii) – (iv) above for the benefit of, and in a manner reasonably acceptable to, the Administrative Agent;
(e)    Each Pledgor will permit the Administrative Agent from time to time to cause the applicable Issuer (and, if held with a securities intermediary, such securities intermediary) to mark in its books and records any uncertificated securities which are Pledged Collateral to reflect the pledge granted pursuant to this Pledge Agreement. Each Pledgor will take any actions necessary to cause the applicable Issuer, if the securities which are Pledged Collateral pledged by it hereunder are uncertificated, to cause the Administrative Agent to have and retain control over such securities;
(f)    Except as otherwise permitted by the terms of the Credit Agreement or the other Loan Documents, without the prior written consent of the Administrative Agent, each Pledgor will not (i) permit or suffer the applicable Issuer to dissolve, liquidate, retire or reduce any of its instruments or securities evidencing ownership of its Pledged Equity Interests, or merge or consolidate with any other entity, (ii) vote any of such instruments or securities in favor of any action set forth in clauses (a) – (c) above, in each case except as expressly set forth in the Credit Agreement or the other Loan Documents or (iii) vote to enable or take any other action, or cause such Issuer, as applicable, to: (x) amend or terminate such Issuer’s bylaws or any provision thereof, or any other Organization Document of such Issuer in any way that adversely affects the rights of such Pledgor with respect to such Pledged Collateral or adversely affects the validity, perfection or priority of the Administrative Agent’s security interest therein; (y) waive any default under or breach of any terms of any Organization Document of such Issuer; or (z) cause the issuance of certificates or other evidence of the Pledged Equity Interests pledged by it hereunder unless such Pledgor shall promptly thereafter deliver to the Administrative Agent the definitive instruments representing such Pledged Equity Interests with an appropriate undated stock power duly executed in blank (or any comparable document for non-corporate entities);
(g)    At such time as an Event of Default shall have occurred and be continuing, each Pledgor will permit any registrable Pledged Collateral pledged by it hereunder to be registered in the name of the Administrative Agent or its nominee; and
(h)    Without the prior written consent of the Administrative Agent, each Pledgor will not (i) except as otherwise permitted by the Loan Documents, sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral pledged by it hereunder without the prior written consent of the Administrative Agent, or (ii) create or permit to exist any Lien upon or with respect to any of such Pledged Collateral, except for (x) the security interest created under this Pledge Agreement and (y) Permitted Encumbrances; provided, that nothing herein shall be deemed to constitute an agreement to subordinate any of the Liens of the Administrative Agent under the Credit Agreement.
SECTION 6.    Voting Rights. During the term of this Pledge Agreement, and so long as no Event of Default shall have occurred and be continuing, each Pledgor shall have the right to vote the Pledged Collateral pledged by it hereunder on all governing questions in a manner (i) not inconsistent with the terms of this Pledge Agreement, the Credit Agreement and the other Loan Documents and (ii) which will not result in a Material Adverse Effect under the Credit Agreement. At such time as an Event of Default shall have occurred and be continuing, each Pledgor’s voting power pertaining to the Pledged Collateral pledged by it hereunder shall cease and the Administrative Agent or the Administrative Agent’s nominee may, at the Administrative Agent’s or such nominee’s option and following written notice from the Administrative Agent to the Pledgors, exercise all voting powers pertaining to such Pledged Collateral, including the right to take action by shareholder or other equityholder consent, and as such (x) exercise, or direct such Pledgor as to the exercise of all voting, consent, managerial, election and other membership rights with respect to the applicable Pledged Collateral and (y) exercise, or direct such Pledgor as to the exercise of, any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to the applicable Pledged Collateral, as if the Administrative Agent were the absolute owner thereof, all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure so to do or delay in so doing. Such authorization shall constitute an irrevocable voting proxy from each Pledgor to the Administrative Agent or, at the Administrative Agent’s option, to the Administrative Agent’s nominee.
SECTION 7.    Remedies Upon Default. If an Event of Default shall have occurred and be continuing, the Administrative Agent, on behalf of itself and the other Secured Parties, may sell the Pledged Collateral, or any part thereof, at public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Administrative Agent shall deem appropriate subject to the terms hereof or as otherwise provided in the UCC. The Administrative Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict to the full extent permitted by applicable Law the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Pledged Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale, the Administrative Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Pledgor. The Administrative Agent shall give the Pledgors ten (10) days’ prior written notice of any such public or private sale, or sale at any broker’s board or on any such securities exchange, or of any other Disposition of the Pledged Collateral. Such notice, in the case of public sale, shall state the time and place for such sale and, in the case of sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Pledged Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix and shall state in the notice of such sale. At any such sale, the Pledged Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may (in its sole and absolute discretion) determine. The Administrative Agent shall not be obligated to make any sale of the Pledged Collateral if it shall determine not to do so, regardless of the fact that notice of sale of the Pledged Collateral may have been given. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case the sale of all or any part of the Pledged Collateral is made on credit or for future delivery, the Pledged Collateral so sold shall be retained by the Administrative Agent until the sale price is paid by the purchaser or purchasers thereof, but the Administrative Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Collateral so sold and, in case of any such failure, such Pledged Collateral may be sold again upon like notice. At any sale or sales made pursuant to this Section 7, the Administrative Agent (on behalf of itself, and/or the other Secured Parties) may bid for or purchase, free from any claim or right of whatever kind, including any equity of redemption, of any Pledgor, any such demand, notice, claim, right or equity being hereby expressly waived and released, any or all of the Pledged Collateral offered for sale, and may make any payment on account thereof by using any claim for moneys then due and payable to the Administrative Agent or any consenting Lender by the Borrower as a credit against the purchase price; and the Administrative Agent, upon compliance with the terms of sale, may hold, retain and dispose of the Pledged Collateral without further accountability therefor to any Pledgor or any third party (other than the Secured Parties). The Administrative Agent shall in any such sale make no representations or warranties with respect to the Pledged Collateral or any part thereof, and shall not be chargeable with any of the obligations or liabilities of any Pledgor with respect thereto. Each Pledgor hereby agrees (i) it will indemnify and hold the Administrative Agent and the other Secured Parties harmless from and against any and all claims with respect to the Pledged Collateral asserted before the taking of actual possession or control of the Pledged Collateral by the Administrative Agent pursuant to this Pledge Agreement, or arising out of any act of, or omission to act on the part of, any Person prior to such taking of actual possession or control by the Administrative Agent (whether asserted before or after such taking of possession or control), or arising out of any act on the part of any Pledgor, its agents or Affiliates before or after the commencement of such actual possession or control by the Administrative Agent but excluding therefrom all claims with respect to the Pledged Collateral resulting from (x) the gross negligence or willful misconduct of any of the Administrative Agent, the Lenders or any other Secured Party as finally determined by a court of competent jurisdiction in a non-appealable decision or in an appealable decision that the party seeking indemnification does not appeal within the time required, or (y) any claims with respect to the Pledged Collateral asserted against an indemnified party by any Issuer or any Pledgor in which any Issuer or Pledgor is the prevailing party or (z) any dispute solely among two or more such indemnitees (not arising as a result of any act or omission by any Pledgor or any of its Affiliates) other than claims against the Administrative Agent; and (ii) the Administrative Agent and the other Secured Parties shall have no liability or obligation arising out of any such claim except for acts of willful misconduct or gross negligence as finally determined by a court of competent jurisdiction in a non-appealable decision or in an appealable decision that the party seeking indemnification does not appeal within the time required. In any action hereunder, the Administrative Agent shall be entitled, if permitted by applicable Law, to the appointment of a receiver without notice to take possession of all or any portion of the Pledged Collateral and to exercise such powers as a court shall confer upon the receiver.
SECTION 8.    Application of Proceeds of Sale and Cash. The proceeds of any sale of the Pledged Collateral sold pursuant to Section 7 hereof shall be applied by the Administrative Agent in the manner set forth in Section 10.07 of the Credit Agreement.
SECTION 9.    Administrative Agent Appointed Attorney‑in‑Fact. Each Pledgor hereby appoints the Administrative Agent as its attorney‑in‑fact, coupled with an interest, with full authority, in the name of such Pledgor or otherwise, from time to time in the Administrative Agent’s sole discretion, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to such Pledgor representing any dividend, distribution, interest payment or other distribution in respect of the Pledged Collateral pledged by it hereunder or any part thereof and to give full discharge for the same and to arrange for the transfer of all or any part of such Pledged Collateral on the books of the applicable Issuer to the name of the Administrative Agent or the Administrative Agent’s nominee; provided, however, that the Administrative Agent agrees to exercise such powers only at such time as an Event of Default that is not waived in writing by the Required Lenders shall have occurred and be continuing.
SECTION 10.    Waivers.
(a) Each Pledgor waives presentment and demand for payment of any of the Obligations, protest and notice of dishonor or default with respect to any of the Obligations and all other notices to which such Pledgor might otherwise be entitled except as otherwise expressly provided herein or in the applicable Loan Document.
(b) Each Pledgor understands and agrees that its obligations and liabilities under this Pledge Agreement shall remain in full force and effect, notwithstanding any other reason impairing the right of such Pledgor, the Administrative Agent or any of the Lenders to proceed against the applicable Issuer, any other Pledgor or guarantor of such Issuer or such other Pledgor’s or guarantor’s property. Each Pledgor agrees that all of its obligations under this Pledge Agreement shall remain in full force and effect without defense, offset or counterclaim of any kind, notwithstanding that such Pledgor’s rights against the applicable Issuer may be impaired, destroyed or otherwise affected by reason of any action or inaction on the part of the Administrative Agent or any Lender.
(c) Each Pledgor hereby expressly waives the benefits of any law in any jurisdiction purporting to allow a guarantor or pledgor to revoke a continuing guaranty or pledge with respect to any transactions occurring after the date of the guaranty or pledge.
(d) In connection with the exercise of the Administrative Agent’s rights under this Pledge Agreement, each Pledgor hereby waives compliance by the Administrative Agent with any provisions of the bylaws or other Organization Document of a Pledged Subsidiary that purports to restrict an assignee’s ability to participate in the business and affairs of the Borrower and/or such Pledged Subsidiary or otherwise enjoy the full rights and privileges of a holder of the Pledged Equity Interests in the Borrower and/or such Pledged Subsidiary.
SECTION 11.    Term. The security interest granted in favor of the Administrative Agent (for the benefit of the Secured Parties) pursuant to this Pledge Agreement shall remain in full force and effect until the Termination Date. Upon request by any Pledgor (and at the sole expense of such Pledgor) after such termination, the Administrative Agent will promptly take all reasonable action and do all things reasonably necessary, including authorizing UCC-3 termination statements and, if the Administrative Agent then has possession of any Pledged Collateral, delivering such Pledged Collateral to such Pledgor, to terminate the security interest granted to the Administrative Agent (for the benefit of the Secured Parties) hereunder; provided, that the Administrative Agent shall only be required to deliver such documents to such Pledgor and shall have no obligation to file or record any such document.

SECTION 12.    Successors and Assigns. This Pledge Agreement shall be binding upon and inure to the benefit of the Pledgors, the Administrative Agent, for the benefit of itself and the Secured Parties, and their respective successors and assigns, except that no Pledgor may assign, transfer or delegate any of its rights or obligations under this Pledge Agreement without the prior written consent of the Administrative Agent. Each Pledgor’s successors and assigns shall include, without limitation, a receiver, trustee or debtor‑in‑possession of or for such Pledgor.
SECTION 13.    Securities Act, Etc. In view of the position of each Pledgor in relation to the Pledged Collateral pledged by it, or because of other present or future circumstances, a question may arise under the Securities Act of 1933, as amended, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being hereinafter called the “Federal Securities Laws”), with respect to any Disposition of such Pledged Collateral permitted hereunder. Each Pledgor understands that compliance with the Federal Securities Laws may very strictly limit the course of conduct of the Administrative Agent if the Administrative Agent were to attempt to dispose of all or any part of the Pledged Collateral, and may also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral may dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Administrative Agent in any attempt to dispose of all or any part of the Pledged Collateral under applicable Blue Sky or other state securities laws, or similar laws analogous in purpose or effect.
SECTION 14.    Continuation and Reinstatement. Each Pledgor further agrees that the security interest granted hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Administrative Agent or the other Secured Parties upon the bankruptcy or reorganization of the Borrower, any other Issuer or otherwise.
SECTION 15.    GOVERNING LAW; JURISDICTION.
(a) GOVERNING LAW. THIS PLEDGE AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(b) SUBMISSION TO JURISDICTION. EACH PLEDGOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS PLEDGE AGREEMENT IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO

THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS PLEDGE AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS PLEDGE AGREEMENT AGAINST ANY PLEDGOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(c) WAIVER OF VENUE. EACH PLEDGOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 20. NOTHING IN THIS PLEDGE AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
SECTION 16.    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS PLEDGE AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 17.    Severability. Whenever possible, each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Pledge Agreement shall be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.
SECTION 18.    Further Assurances. Each Pledgor agrees that it will cooperate with the Administrative Agent and will execute and deliver, or cause to be executed and delivered, all such other stock powers, proxies, instruments and documents, and will take all such other actions, including, without limitation, the execution and filing of financing statements, as the Administrative Agent may reasonably request from time to time in order to carry out the provisions and purposes of this Pledge Agreement.
SECTION 19.    The Administrative Agent’s Duty of Care. The Administrative Agent shall not be liable for any acts, omissions, errors of judgment or mistakes of fact or law including, without limitation, acts, omissions, errors or mistakes with respect to the Pledged Collateral, except for those arising out of or in connection with the Administrative Agent’s (i) gross negligence or willful misconduct, or (ii) failure to use reasonable care with respect to the safe custody of the Pledged Collateral in the Administrative Agent’s possession. Without limiting the generality of the foregoing, the Administrative Agent shall be under no obligation to take any steps necessary to preserve rights in the Pledged Collateral against any other parties but may do so at its option. All reasonable out-of-pocket expenses incurred in connection therewith shall be for the sole account of the Pledgors, and shall constitute part of the Obligations secured hereby.
SECTION 20.    Notices. All notices, requests and other communications to any party hereunder shall be given in the manner prescribed in Section 13.02 of the Credit Agreement (which provisions are incorporated herein by this reference) with respect to the Administrative Agent at its notice address therein, with respect to Holdings at its notice address set forth below and, with respect to each Pledgor other than Holdings, in the care of the Borrower at the address of the Borrower set forth in the Credit Agreement, or (in the case of the Administrative Agent or any Pledgor) such other address, fax number or e-mail address as such party may hereafter specify for such purpose in accordance with the provisions of Section 13.02 of the Credit Agreement or the provisions of Section 25 hereof.
Address for Notices to Holdings:
WWE Studios Finance Corp.
12424 Wilshire Blvd.
Suite 1400
Los Angeles, CA 90025
Attention: Brad Buchanan
Fax No.: 310-481-9369
Email: bradley.buchanan@wwecorp.com

With a courtesy copy to:
Davis Wright Tremaine LLP
865 S Figueroa Street, Suite 2400
Los Angeles, CA 90017
Attention: Robert Wyman
Facsimile: (213) 633-6899
Email: bob.wyman@dwt.com
SECTION 21.    Amendments; No Waivers.
(a)    No amendment or waiver of any provision of this Pledge Agreement nor consent to any departure by any Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (pursuant to the terms of Section 13.01 of the Credit Agreement) and the Pledgors, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
(b)    No failure on the part of the Administrative Agent or any Lender to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.
SECTION 22.    Section Headings. Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Pledge Agreement.
SECTION 23.    Execution in Counterparts. This Pledge Agreement may be executed by facsimile or other electronic transmission and in any number of counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same instrument.
SECTION 24.    Merger. This Pledge Agreement embodies the final and entire agreement and understanding among the Pledgors, the Administrative Agent and the Lenders with respect to the subject matter hereof and supersedes all prior agreements and understandings among the Pledgors, the Administrative Agent and the Lenders relating to the subject matter thereof. This Pledge Agreement may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties hereto relating to the subject matter thereof.
SECTION 25.    Additional Pledgors. From time to time, subsequent to the date hereof, in accordance with the terms of the Credit Agreement, additional Guarantors may become parties hereto as additional Pledgors (each an “Additional Pledgor”), by executing a counterpart of this Pledge Agreement substantially in the form of Exhibit B annexed hereto or an Instrument of Assumption and Joinder in the form of Exhibit I to the Credit Agreement, as applicable. Upon delivery of any such counterpart or any such Instrument of Assumption and Joinder to the Administrative Agent, notice of which is hereby waived by Pledgors, each such Additional Pledgor shall be a Pledgor and shall be as fully a party hereto as if such Additional Pledgor were an original signatory hereto. Without limiting the generality of the foregoing, any Pledged Subsidiary Securities described in the schedules attached to any such counterpart or to any such Instrument of Assumption and Joinder shall be deemed to be part of, and shall become part of, the Pledged Equity Interests, the descriptions thereof shall supplement the schedules attached to this Pledge Agreement, and such property shall secure all Obligations. Each Pledgor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Pledgor hereunder, nor by any election of Administrative Agent not to cause any Guarantor to become an Additional Pledgor hereunder. This Pledge Agreement shall be fully effective as to any Pledgor that is or becomes a party hereto regardless of whether any other Person becomes, fails to become or ceases to be a Pledgor hereunder.
SECTION 26.    Non-Recourse. The Administrative Agent (on behalf of the Secured Parties) agrees that any action, proceeding or other remedy taken by (or on behalf) of any of the Secured Parties pursuant to this Pledge Agreement with respect to Holdings or the Pledged Borrower Securities shall be enforced solely against the Pledged Collateral. Nothing herein shall prohibit the Administrative Agent from bringing a foreclosure action, an action for specific performance or any other appropriate action or proceeding to enable the Administrative Agent to enforce and realize upon its interest and rights in the Pledged Collateral or in any other collateral that is subject to the Administrative Agent’s Liens pursuant to this Pledge Agreement or any of the other Loan Documents. Without limiting the generality of the foregoing sentence, nothing in this Section 26 shall prohibit the Administrative Agent from seeking to recover any and all Restricted Payments which are made to (or for the benefit of) Holdings in violation of Section 7.07 of the Credit Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Pledgors and the Administrative Agent have executed this Pledge Agreement as of the date set forth above.

PLEDGOR

WWE STUDIOS FINANCE HOLDING CORP.

By:	/s/ GEORGE A. BARRIOS
Name:	George A. Barrios
Title:	Chief Strategy and Financial Officer

Signature Page to Equity Pledge Agreement

ADMINISTRATIVE AGENT

BANK OF AMERICA, N.A.

By:	/s/ RANDY HUA
Name:	Randy Hua
Title:	Senior Vice President

Signature Page to Equity Pledge Agreement

ACKNOWLEDGED AND AGREED TO as of the date first set forth above:

WWE STUDIOS FINANCE HOLDING CORP.

By:	/s/ GEORGE A. BARRIOS
Name:	George A. Barrios
Title:	Chief Strategy and Financial Officer

Signature Page to Equity Pledge Agreement

Schedule 1
to Equity Pledge Agreement
OWNERSHIP OF PLEDGED EQUITY INTERESTS

Pledgor	Pledged Subsidiary	Percentage of Pledged Subsidiary’s Equity Interests included in the Pledged Equity Interests
WWE Studios Finance Holding Corp.	WWE Studios Finance Corp.	100%

Schedule 1

Schedule 2
to Equity Pledge Agreement
OFFICE LOCATIONS, TYPE AND JURISDICTION OF ORGANIZATION

Name of Pledgor	Type of Organization	Chief Executive Office / Principal Place of Business	Jurisdiction of Organization	Organization Number
WWE Studios Finance Holding Corp.	Corporation	1241 E. Main Street Stamford, CT 06902	Delaware	5709988

Schedule 2

Schedule 3
to Equity Pledge Agreement
OTHER NAMES

Pledgor	Other Legal Names
WWE Studios Finance Holding Corp.	None.

Schedule 3

Schedule 4(j)
to Equity Pledge Agreement

RESTRICTIONS ON VOTING RIGHTS OR TRANSFER
OF PLEDGED EQUITY SECURITIES

Issuer	Restrictions on Voting Rights, or Transfer of, Pledged Equity Securities
WWE Studios Finance Corp.	None.

Schedule 4(j)

Schedule 4(l)
to Equity Pledge Agreement

OTHER INTERESTS

Issuer	Other Interests
WWE Studios Finance Corp.	None.

Schedule 4(l)

EXHIBIT A
TO
EQUITY PLEDGE AGREEMENT

Form of Irrevocable Stock Power

FOR VALUE RECEIVED, the undersigned hereby (i) sells, assigns and transfers unto [_______________________] or its nominee the following shares of capital stock of [_______________________], a [_______________________] [_______________________]:

No. of Shares	Certificate No.

and (ii) irrevocably constitutes and appoints [_______________________] its agent and attorney-in-fact (coupled with an interest) to sell, transfer, and assign all or any part of such capital stock or equity interest and to take all necessary and appropriate action to effect any such sale, transfer or assignment. The agent and attorney-in-fact may substitute and appoint one or more persons to act for him with like authority and full power.
Dated: [__________], 20[___]

[NAME OF PLEDGOR]

a [__________][__________]
By:
Name:
Title:

Exhibit A

EXHIBIT B
TO
EQUITY PLEDGE AGREEMENT

Form of Counterpart

COUNTERPART (this “Counterpart”), dated as of [__________], 20[___] is delivered pursuant to Section 25 of the Equity Pledge Agreement referred to below. The undersigned hereby agrees that this Counterpart may be attached to the Equity Pledge Agreement dated as of May 13, 2015, among WWE Studios Finance Holding Corp., a Delaware corporation, WWE Studios Finance Corp., a Delaware corporation, the other Pledgors from time to time party thereto and Bank of America, N.A., as Administrative Agent (as amended, restated, extended, supplemented or otherwise modified, renewed or replaced in writing from time to time, the “Equity Pledge Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Equity Pledge Agreement). The undersigned, by executing and delivering this Counterpart, hereby becomes a Pledgor under the Equity Pledge Agreement in accordance with Section 25 thereof and agrees to be bound by all of the terms thereof. [Without limiting the generality of the foregoing, the items of property described in the schedules attached hereto shall be deemed to be part of, and shall become part of, the Pledged Equity Interests, the descriptions thereof shall supplement the schedules attached to the Equity Pledge Agreement and such property shall secure all Obligations.]

[NAME OF ADDITIONAL PLEDGOR]

By:
Name:
Title:

Exhibit B